UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1224 Prospect Street, Suite 150, La Jolla, CA 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INMB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported on a Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 6, 2019, INmune Bio Inc. (the “Company”) entered into Securities Purchase Agreements (the “Securities Purchase Agreements”) with Dr. Raymond J. Tesi, the Company’s Chief Executive Officer and a member of the Company’s board of directors who purchased 11,100 Shares of the Company’s Common Stock at a purchase price of $9.00 a share and David Moss, the Company’s Chief Financial Officer, Secretary and Treasurer who purchased 5,000 shares of the Company’s common stock at a purchase price of $9.00 per share.

Shortly after, the Company received a Nasdaq Staff Deficiency Letter indicating that the Company failed to comply with Listing Rule 5635(c), which requires, in part, that the Company obtain shareholder approval before issuing shares to officers at a discount to the closing bid price of the Company’s common stock on the date prior to the date of issuance. As previously reported on a Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on May 17, 2019, and a Current Report on Form 8-K/A, filed with the SEC on May 24, 2019, the Company and Mr. Moss entered into an Amendment to Mr. Moss’ Securities Purchase Agreement pursuant to which the purchase price was increased to $10.71, representing the closing bid price of the Company’s common stock on the date prior to Mr. Moss’ Security Purchase Agreement. Additionally, the Company and Mr. Tesi entered into an Amendment to Mr. Tesi’s Securities Purchase Agreement pursuant to which the purchase price was increased to $10.75, representing the closing bid price of the Company’s common stock on the date prior to Mr. Tesi’s Security Purchase Agreement. As such, shareholder approval is not required.

On May 30, 2019, the Nasdaq Listing Qualifications Staff notified the Company that the Company has regained compliance with Listing Rule 5635(c).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: June 4, 2019	By:	/s/ David Moss
David Moss
Chief Financial Officer

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